Exhibit 10j

ROGERS CORPORATION
VOLUNTARY DEFERRED COMPENSATION PLAN
FOR KEY EMPLOYEES
(As Amended and Restated Effective as of October 24, 2007)

First Amendment

Pursuant to the powers and procedures for amendment of the Rogers Corporation Voluntary Deferred Compensation Plan For Key Employees (as amended and restated effective as of October 24, 2007, the “Employees Plan”), described in Section 11(a) of the Employees Plan, the Compensation and Organization Committee of the Board of Directors of Rogers Corporation (the “Committee”) hereby amends the Employees Plan as follows:

1.           Section 3(a) is hereby amended by deleting the following provision in the second paragraph thereof:

  “(3) auto allowance or imputed income related to autos,”

and renumbering “(4)” and “(5)” thereof as “(3)” and “(4),” respectively.

2.           Except as so amended, the Employees Plan in all other respects is hereby confirmed.

IN WITNESS WHEREOF, the Committee has caused this First Amendment to the Employees Plan to be duly executed on this 20th day of May, 2008.

ROGERS CORPORATION

By:	/s/ Robert M. Soffer
Robert M. Soffer
Vice President and Secretary